Exhibit 10.54
Execution Version
AMENDMENT NO. 1 TO
LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT
This Amendment No. 1 to the License, Development and Commercialization Agreement (this “Amendment No. 1”) is entered into on March 16, 2023, by and between Nanobiotix S.A., a French société anonyme having its registered office located at 60 Rue de Wattignies, 75012, Paris, France, registered under number 447 521 600 (RCS Paris) (“Nanobiotix”), and Lian Oncology Limited, a Hong Kong company limited by shares, having its principal place of business located at Rooms 05-15, 13A/F, South Tower, World Finance Centre, Harbour City, 17 Canton Road, Tsim Sha Tsui, Kowloon, Hong Kong (formerly Room 1902, 10/F, Lee Garden One, 33 Hysan Avenue, Causeway Bay, Hong Kong) (“Lian”). Nanobiotix and Lian are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
In presence of LianBio, an exempted company organized and existing under the laws of Cayman Islands having its registered office located at c/o International Corporation Services Ltd., 2nd Floor, Harbour Place, 103 South Church, Street, P.O. Box 472, George Town, Grand Cayman KY1-1106, Cayman Islands (formerly c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, Cayman Islands KY1-9009) (“LianBio Cayman”), who is entering into this Amendment No. 1 for the purposes of acknowledging and agreeing to this Amendment No. 1 in so far as it relates to the obligations imposed on it pursuant to Section 15.13 of the License Agreement (defined below).
Recitals
WHEREAS, the Parties have entered into that certain License, Development and Commercialization Agreement (the “License Agreement”), dated as of May 11, 2021 (the “Original Effective Date”).
WHEREAS, the License Agreement was executed in the presence of LianBio Cayman, who executed the License Agreement for the purpose of acknowledging and accepting the obligations imposed on it pursuant to Section 15.13 of the License Agreement.
WHEREAS, pursuant to Section 15.4 of the License Agreement, the License Agreement may be amended.
WHEREAS, due to a scrivener’s error in a Party name as set forth in the License Agreement, the License Agreement erroneously refers to Lian as “LianBio Oncology Limited” instead of “Lian Oncology Limited” (the “Scrivener’s Error”).
WHEREAS, the Parties desire to correct the Scrivener’s Error and ratify and confirm that Lian Oncology Limited is a party to the License Agreement, and that all references to “LianBio Oncology Limited” in the License Agreement shall be deemed to refer to “Lian Oncology Limited”.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Nanobiotix and Lian hereby agree as follows:
1.Definitions. Capitalized terms used herein and not defined herein shall have the meaning ascribed to such term as set forth in the License Agreement and all references to Sections, Exhibits, Schedules, cover page, preamble, recitals, and signature page shall mean the Sections, Exhibits, Schedules, cover page, preamble, recitals, and signature page of the License Agreement. For purposes hereof, all references to the License Agreement, shall mean the License Agreement as amended by this Amendment No. 1.
2.Amendments. The Parties hereby agree that (a) any and all references to “LianBio Oncology Limited” in the License Agreement, including without limitation as they appear on the cover page, preamble, and signature page of the License Agreement, are hereby amended as, restated in its entirety to read as and deemed references to “Lian Oncology Limited”, and (b) Lian Oncology Limited is

a party to the License Agreement executed by “LianBio Oncology Limited” as if Lian Oncology Limited was originally a party thereto.
3.Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Amendment No. 1 may be signed electronically by each of the authorized representatives of the Parties. The Parties acknowledge and agree that electronic signatures via DocuSign may be used for the execution of this Amendment No. 1 by such signatories. Each Party acknowledges that it has received all the information required for the electronic signature of this Amendment No. 1 and that it is signing this Amendment No. 1 electronically in full knowledge of the technology used and its terms and conditions, and consequently waives any claim and/or legal action challenging the reliability of this electronic signature system and/or its intention to enter into this Amendment No. 1. Furthermore, the obligation to deliver an original copy to each of the Parties is not necessary as proof of the commitments and obligations of each Party to this Amendment No. 1. The delivery of an electronic copy of this Amendment No. 1 directly by DocuSign to each Party shall constitute sufficient and irrefutable proof of the commitments and obligations of each Party to this Amendment No. 1.
4.No Other Modification. Except as amended hereby, the terms and provisions of the License Agreement are hereby ratified and shall remain in full force and effect without modification or amendment. From and after the date of this Amendment No. 1, the License Agreement and this Amendment No. 1 shall be read as one document.
[signature page to follow]

IN WITNESS WHEREOF, the Parties by their respective authorized representatives have executed this Amendment No. 1 as of the date first above written.

Nanobiotix S.A. By: /s/ Laurent LEVY Name: Laurent LEVY Title: Chairman of the Executive Board

[Signature Page to Amendment No. 1 to Licensed, Development and Commercialization Agreement]

IN WITNESS WHEREOF, the Parties by their respective authorized representatives have executed this Amendment No. 1 as of the date first above written.

Lian Oncology Limited By: /s/ Raphael Ho Name: Raphael Ho Title: Director

[Signature Page to Amendment No. 1 to Licensed, Development and Commercialization Agreement]

IN WITNESS WHEREOF, the Parties by their respective authorized representatives have executed this Amendment No. 1 as of the date first above written.

In the presence of and in agreement by: LianBio By: /s/ Yizhe Wang Name: Yizhe Wang Title: Director

[Signature Page to Amendment No. 1 to Licensed, Development and Commercialization Agreement]